Exhibit 10(xxx)

Execution Version

PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT, dated as of September 10, 2018 (as restated, amended, modified or supplemented from time to time, the “Agreement”), is given by K. HOVNANIAN ENTERPRISES, INC., a California corporation (the “Borrower”), HOVNANIAN ENTERPRISES, INC., a Delaware corporation (“Holdings”), each of the undersigned parties listed on SCHEDULE A hereto AND EACH OF THE OTHER PERSONS AND ENTITIES THAT BECOME BOUND HEREBY FROM TIME TO TIME BY JOINDER, ASSUMPTION OR OTHERWISE (together with the Borrower and Holdings, each a “Pledgor” and collectively the “Pledgors”), as a Pledgor of the equity interests in the Companies (as defined herein), as more fully set forth herein, to WILMINGTON TRUST, NATIONAL ASSOCIATION, as Administrative Agent in its capacity as collateral agent (in such capacity, the “Agent”), for the benefit of itself and the Lenders.

WHEREAS, the Borrower, Holdings, and each of the other Pledgors have entered into the Credit Agreement dated as of January 29, 2018, as amended by the First Amendment dated as of May 14, 2018 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”) with Wilmington Trust, National Association, as Administrative Agent, and the Lenders from time to time party thereto;

WHEREAS, the Borrower, Holdings, the Guarantors party thereto, Wilmington Trust, National Association, in its capacity as Senior Credit Agreement Administrative Agent (as defined therein), Wilmington Trust, National Association, in its capacity as Mortgage Tax Collateral Agent (as defined therein) and Wilmington Trust, National Association, in its capacity as the Junior Joint Collateral Agent (as defined therein) have entered into the Amended and Restated Intercreditor Agreement dated as of September 8, 2016 and the Borrower, Holdings, the Subsidiary Guarantors named therein, Wilmington Trust, National Association, as Trustee (as defined therein) and Notes Collateral Agent (as defined therein), Wilmington Trust, National Association, as Senior Credit Agreement Administrative Agent, Wilmington Trust, National Association, as Junior Joint Collateral Agent and Wilmington Trust, National Association, as Mortgage Tax Collateral Agent have entered into the Joinder to the Amended and Restated Intercreditor Agreement dated as of July 27, 2017 (as amended, supplemented, amended or restated or otherwise modified from time to time, the “Amended and Restated Intercreditor Agreement”);

WHEREAS, the Administrative Agent is entering into the Joinder to the Amended and Restated Intercreditor Agreement dated as of the date hereof, pursuant to which the Agent becomes party to the Amended and Restated Intercreditor Agreement for the benefit of itself and the Lenders.

WHEREAS, the Loans constitute First-Lien Indebtedness under the Amended and Restated Intercreditor Agreement;

WHEREAS, in connection with the Credit Agreement, the Pledgors are required to execute and deliver this Agreement to secure their obligations with respect to the Credit Agreement and the Loans; and

WHEREAS, each Pledgor owns the outstanding capital stock, shares, securities, member interests, partnership interests and other ownership interests of the Companies.

NOW, THEREFORE, intending to be legally bound hereby, the parties hereto hereby agree as follows:

1.     Defined Terms.

(a)     Except as otherwise expressly provided herein, capitalized terms used in this Agreement (including the recitals above) shall have the respective meanings assigned to them in the Credit Agreement. Where applicable and except as otherwise expressly provided herein, terms used herein (whether or not capitalized) that are defined in Article 8 or Article 9 of the Uniform Commercial Code as enacted in the State of New York, as amended from time to time (the “Code”), and are not otherwise defined herein or in the Credit Agreement shall have the same meanings herein as set forth therein.

(b)     “Agreement” shall mean this Pledge Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time.

(c)      “Collateral” shall have the meaning ascribed to such term in Article 2 of the Security Agreement.

(d)     “Company” shall mean individually each Restricted Subsidiary, and “Companies” shall mean, collectively, all Restricted Subsidiaries.

(e)     “Guarantors” shall mean the collective reference to each Pledgor other than the Borrower.

(f)     “Law” shall mean any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, opinion, release, ruling, order, injunction, writ, decree, bond, judgment, authorization or approval, lien or award of or settlement agreement with any Official Body.

(g)     “Loan Document” shall mean collectively (a) the Credit Agreement and the Collateral Documents and (b) any other related document or instrument executed and delivered pursuant to any Loan Document described in clause (a) above evidencing or governing any Secured Obligations as the same may be amended, restated or otherwise modified from time to time.

(h)     “Margin Stock” shall have the meaning specified in Section 4(a).

(i)     “Official Body” shall mean any national, federal, state, local or other governmental or political subdivision or any agency, authority, board, bureau, central bank, commission, department or instrumentality of either, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic.

(j)     “Perfection Certificate” shall mean with respect to any Pledgor, a certificate substantially in the form of Schedule C to the Security Agreement, completed and supplemented with the schedules contemplated thereby, and signed by an officer of such Pledgor.

(k)     “Pledged Collateral” shall mean and include the following with respect to each Company: (i) the capital stock, shares, securities, investment property, member interests, partnership interests, warrants, options, put rights, call rights, similar rights, and all other ownership or participation interests, in any Company and K. Hovnanian JV Holdings, L.L.C. owned or held by any Pledgor at any time including those in any Company hereafter formed or acquired, and (ii) all rights and privileges pertaining thereto, including without limitation, all present and future securities, shares, capital stock, investment property, dividends, distributions and other ownership interests receivable in respect of or in exchange for any of the foregoing, all present and future rights to subscribe for securities, shares, capital stock, investment property or other ownership interests incident to or arising from ownership of any of the foregoing, all present and future cash, interest, stock or other dividends or distributions paid or payable on any of the foregoing, and all present and future books and records (whether paper, electronic or any other medium) pertaining to any of the foregoing, including, without limitation, all stock record and transfer books and (iii) whatever is received when any of the foregoing is sold, exchanged, replaced or otherwise disposed of, including all proceeds, as such term is defined in the Code, thereof; provided, however, that notwithstanding any of the other provisions set forth in this Agreement, this Agreement shall not constitute a grant of a security interest in, and the Pledged Collateral shall not include, (A) any property or assets constituting “Excluded Property” (as defined in the Credit Agreement) or (B) any property to the extent that such grant of a security interest is prohibited by any applicable Law of an Official Body, requires a consent not obtained of any Official Body pursuant to such Law or is prohibited by, or constitutes a breach or default under or results in the termination of or gives rise to any right of acceleration, modification or cancellation or requires any consent not obtained under, any contract, license, agreement, instrument or other document evidencing or giving rise to such property or any applicable shareholder or similar agreement, except to the extent that such Law or the term in such contract, license, agreement, instrument or other document or shareholder or similar agreement providing for such prohibition, breach, default or termination or requiring such consent is ineffective under applicable Law including Sections 9-406, 9-407, 9-408 or 9-409 of the New York UCC (or any successor provision or provisions). The Agent agrees that, at any Pledgor’s reasonable request and expense, it will provide such Pledgor confirmation that the assets described in this paragraph are in fact excluded from the Pledged Collateral during such limited period only upon receipt of an Officers’ Certificate and an Opinion of Counsel to that effect. Notwithstanding the foregoing, in the event that Rule 3-16 of Regulation S-X under the Securities Act requires (or is replaced with another rule or regulation, or any other law, rule or regulation is adopted, which would require) the filing with the SEC of separate financial statements (including if the Loans were “Securities” under the Securities Act) of the Borrower, any Guarantor or K. Hovnanian JV Holdings, L.L.C., then the capital stock or other securities of the Borrower, such Guarantor or K. Hovnanian JV Holdings, L.L.C., as applicable, shall automatically be deemed released and not to be and not to have been part of the Pledged Collateral but only to the extent necessary to not be subject to such requirement. In such event, this Agreement may be amended or modified, without the consent of any Lender upon the Agent’s receipt of a written authorization from the Borrower stating that such amendment is permitted hereunder, which the Agent shall be entitled to conclusively rely upon, to the extent necessary to evidence the release of the lien created hereby on the shares of capital stock or other securities that are so deemed to no longer constitute part of the Pledged Collateral.

(l)     “Secured Obligations” shall mean all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Loan, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding. Without limiting the generality of the foregoing, the Loan Obligations of the Loan Parties under the Loan Documents include the obligation to pay principal, interest, charges, expenses, fees, Attorney Costs indemnities and other amounts payable by any Loan Party under any Loan Document.

(m)     “Secured Parties” shall mean, collectively, the Administrative Agent, the Agent, the Mortgage Tax Collateral Agent, the Lenders, the Supplemental Administrative Agent, if any, and each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 8.05 of the Credit Agreement.

(n)     “Security Agreement” shall mean the Security Agreement dated as September 10, 2018 among the Borrower, Holdings and the Grantors party thereto and the Agent, as amended, supplemented, amended and restated or otherwise modified from time to time.

(o)     “Security Documents” shall have the meaning specified in Section 3.

2.     Grant of Security Interests.

(a)     To secure on a first priority perfected basis the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all Secured Obligations, in full, each Pledgor hereby grants to the Agent a continuing first priority security interest under the Code in and hereby pledges to the Agent, in each case for its benefit and the ratable benefit of the Secured Parties, all of such Pledgor’s now existing and hereafter acquired or arising right, title and interest in, to, and under the Pledged Collateral, whether now or hereafter existing and wherever located.

(b)     Upon the execution and delivery of this Agreement, each Pledgor shall deliver to the Agent (or with a Person designated by the Agent to hold the Pledged Collateral on behalf of the Agent) in pledge, all of such Pledgor’s certificates, instruments or other documents comprising or evidencing the Pledged Collateral, together with undated stock powers or similar transfer documents signed in blank by such Pledgor. In the event that any Pledgor should ever acquire or receive certificates, securities, instruments or other documents evidencing the Pledged Collateral, such Pledgor shall deliver to the Agent in pledge, all such certificates, securities, instruments or other documents which evidence the Pledged Collateral.

3.     Further Assurances.

Prior to or concurrently with the execution of this Agreement, and thereafter at any time and from time to time, each Pledgor (in its capacity as a Pledgor and in its capacity as a Company) shall execute and deliver to the Agent all financing statements, continuation financing statements, assignments, certificates and documents of title, affidavits, reports, notices, schedules of account, letters of authority, further pledges, powers of attorney and all other documents (collectively, the “Security Documents”) as may be required under applicable law to perfect and continue perfecting and to create and maintain the first priority status of the Agent’s security interest in the Pledged Collateral and to fully consummate the transactions contemplated under this Agreement. Each Pledgor authorizes the Agent to record any one or more financing statements under the applicable Uniform Commercial Code with respect to the pledge and security interest herein granted. Each Pledgor hereby irrevocably makes, constitutes and appoints the Agent (and any of the Agent’s officers or employees or agents designated by the Agent) as such Pledgor’s true and lawful attorney with power to sign the name of such Pledgor on all or any of the Security Documents which, pursuant to applicable law, must be executed, filed, recorded or sent in order to perfect or continue perfecting the Agent’s security interest in the Pledged Collateral in any jurisdiction. Such power, being coupled with an interest, is irrevocable until all of the Secured Obligations have been indefeasibly paid, in cash, in full.

4.     Representations and Warranties.

Each Pledgor hereby, jointly and severally, represents and warrants to the Agent as follows:

(a)     The Pledged Collateral of such Pledgor does not include Margin Stock. “Margin Stock” as used in this clause (a) shall have the meaning ascribed to such term by Regulation U of the Board of Governors of the Federal Reserve System of the United States;

(b)     The Pledgor has and will continue to have (or, in the case of after-acquired Pledged Collateral, at the time such Pledgor acquires rights in such Pledged Collateral, will have and will continue to have), title to its Pledged Collateral, free and clear of all Liens other than Permitted Liens;

(c)     The capital stock, shares, securities, member interests, partnership interests and other ownership interests constituting the Pledged Collateral of such Pledgor have been duly authorized and validly issued to such Pledgor, are fully paid and nonassessable and constitute one hundred percent (100%) of the issued and outstanding capital stock, member interests or partnership interests of each Company;

(d)     Upon the completion of the filings and other actions specified on Schedule B attached hereto, the security interests in the Pledged Collateral granted hereunder by such Pledgor shall be valid, perfected and of first priority, subject to the Lien of no other Person (other than Permitted Liens);

(e)     There are no restrictions upon the transfer of the Pledged Collateral (other than restrictions that have been waived pursuant to Section 24 hereof) and such Pledgor has the power and authority and unencumbered right to transfer the Pledged Collateral owned by such Pledgor free of any Lien (other than Permitted Liens) and without obtaining the consent of any other Person;

(f)     Such Pledgor has all necessary power to execute, deliver and perform this Agreement;

(g)     This Agreement has been duly executed and delivered and constitutes the valid and legally binding obligation of each Pledgor, enforceable in accordance with its terms, except to the extent that enforceability of this Agreement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting the enforceability of creditors’ rights generally or limiting the right of specific performance;

(h)     Neither the execution or delivery by each Pledgor of this Agreement, nor the compliance with the terms and provisions hereof, will violate any provision of any Law or conflict with or result in a breach of any of the terms, conditions or provisions of any judgment, order, injunction, decree or ruling of any Official Body to which any Pledgor or any of its property is subject or any provision of any material agreement or instrument to which Pledgor is a party or by which such Pledgor or any of its property is bound;

(i)     Each Pledgor’s exact legal name is as set forth on such Pledgor’s signature page hereto;

(j)     The jurisdiction of incorporation, formation or organization, as applicable, of each Pledgor is as set forth on Schedule 1(a) and Schedule 1(b) to the Perfection Certificate;

(k)     Such Pledgor’s chief executive office is as set forth on Schedule 2(a) to the Perfection Certificate; and

(l)     All rights of such Pledgor in connection with its ownership of each of the Companies are evidenced and governed solely by the stock certificates, instruments or other documents (if any) evidencing ownership of each of the Companies and the organizational documents of each of the Companies, and no shareholder, voting, or other similar agreements are applicable to any of the Pledged Collateral or any of any Pledgor’s rights with respect thereto, and no such certificate, instrument or other document provides that any member interest, partnership interest or other intangible ownership interest in any limited liability company or partnership constituting Pledged Collateral is a “security” within the meaning of and subject to Article 8 of the Code, except pursuant to Section 5(f) hereof; and the organizational documents of each Company contain no restrictions (other than restrictions that have been waived pursuant to Section 24 hereof) on the rights of shareholders, members or partners other than those that normally would apply to a company organized under the laws of the jurisdiction of organization of each of the Companies.

5.     General Covenants.

Each Pledgor, jointly and severally, hereby covenants and agrees as follows:

(a)     Each Pledgor shall do all reasonable acts that may be necessary and appropriate to maintain, preserve and protect the Pledged Collateral; and each Pledgor shall be responsible for the risk of loss of, damage to, or destruction of the Pledged Collateral owned by such Pledgor, unless such loss is the result of the gross negligence or willful misconduct of the Agent;

(b)     Each Pledgor shall appear in and defend any action or proceeding of which such Pledgor is aware which could reasonably be expected to affect, in any material respect, any Pledgor’s title to, or the Agent’s interest in, the Pledged Collateral or the proceeds thereof; provided, however, that with the prior written consent of the Agent, such Pledgor may settle such actions or proceedings with respect to the Pledged Collateral;

(c)     The books and records of each of the Pledgors and Companies, as applicable, shall disclose the Agent’s security interest in the Pledged Collateral;

(d)     To the extent, following the date hereof, any Pledgor acquires capital stock, shares, securities, member interests, partnership interests, investment property and other ownership interests of any of the Companies or any other Restricted Subsidiary or any of the rights, property or securities, shares, capital stock, member interests, partnership interests, investment property or any other ownership interests described in the definition of Pledged Collateral with respect to any of the Companies or any other Restricted Subsidiary, all such ownership interests shall be subject to the terms hereof and, upon such acquisition, shall be deemed to be hereby pledged to the Agent; and each Pledgor thereupon, in confirmation thereof, shall promptly deliver all such securities, shares, capital stock, member interests, partnership interests, investment property and other ownership interests (to the extent such items are certificated), to the Agent, together with undated stock powers or other similar transfer documents, and all such control agreements, financing statements, and any other documents necessary to implement the provisions and purposes of this Agreement and any other documents as the Agent may request related thereto;

(e)     Each Pledgor shall notify the Agent in writing within thirty (30) calendar days after any change in any Pledgor’s chief executive office address, legal name, or state of incorporation, formation or organization; and

(f)     During the term of this Agreement, no Pledgor shall permit or cause any Company which is a limited liability company or a limited partnership to (and no Pledgor (in its capacity as Company) shall) issue any certificates evidencing the ownership interests of such Company or elect to treat any ownership interests as securities that are subject to Article 8 of the Code unless such securities are immediately delivered to the Agent upon issuance, together with all evidence of such election and issuance and all Security Documents as set forth in Section 3 hereof.

6.     Other Rights With Respect to Pledged Collateral.

In addition to the other rights with respect to the Pledged Collateral granted to the Agent hereunder, at any time and from time to time, after and during the continuation of an Event of Default, the Agent, at its option and at the expense of the Pledgors, may, subject to the Amended and Restated Intercreditor Agreement, any collateral agency agreement and any other intercreditor agreement entered into in connection with Indebtedness permitted under the Credit Agreement, (a) transfer into its own name, or into the name of its nominee, all or any part of the Pledged Collateral, thereafter receiving all dividends, income or other distributions upon the Pledged Collateral; (b) take control of and manage all or any of the Pledged Collateral; (c) apply to the payment of any of the Secured Obligations, whether any be due and payable or not, any moneys, including cash dividends and income from any Pledged Collateral, now or hereafter in the hands of the Agent or any Affiliate of the Agent, on deposit or otherwise, belonging to any Pledgor, as the Agent in its sole discretion shall determine; and (d) do anything which any Pledgor is required but fails to do hereunder. The Agent shall endeavor to provide the Borrower with notice at or about the time of the exercise of its rights pursuant to the preceding sentence, provided that the failure to provide such notice shall not in any way compromise or adversely affect the exercise of any rights or remedies hereunder.

7.     Additional Remedies Upon Event of Default.

Upon the occurrence of any Event of Default and while such Event of Default shall be continuing, the Agent shall have, in addition to all rights and remedies of a secured party under the Code or other applicable Law, and in addition to its rights under Section 6 above and under the other Loan Documents, the following rights and remedies, in each case subject to the Amended and Restated Intercreditor Agreement, any collateral agency agreement and any other intercreditor agreement entered into in connection with Indebtedness permitted under the Credit Agreement:

(a)     The Agent may, after ten (10) days’ advance notice to a Pledgor, sell, assign, give an option or options to purchase or otherwise dispose of such Pledgor’s Pledged Collateral or any part thereof at public or private sale, at any of the Agent’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable. Each Pledgor agrees that ten (10) days’ advance notice of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Pledgor recognizes that the Agent may be compelled to resort to one or more private sales of the Pledged Collateral to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities, shares, capital stock, member interests, partnership interests, investment property or ownership interests for their own account for investment and not with a view to the distribution or resale thereof.

(b)     The proceeds of any collection, sale or other disposition of the Pledged Collateral, or any part thereof, shall, after the Agent has made all deductions of expenses, including, without limitation, reasonable attorneys’ fees and disbursements as provided in Section 9.05 of the Credit Agreement, and other expenses incurred in connection with repossession, collection, sale or disposition of such Pledged Collateral or in connection with the enforcement of the Agent’s rights with respect to the Pledged Collateral, including in any insolvency, bankruptcy or reorganization proceedings, be applied against the Secured Obligations, whether or not all the same be then due and payable, as provided in the Credit Agreement. The Agent shall incur no liability as a result of the sale of the Pledged Collateral, or any part thereof, at any private sale pursuant to this Section 7 conducted in accordance with the requirements of applicable laws and provided such sale shall not have resulted from the gross negligence, willful misconduct or fraud of the Agent. Each Pledgor hereby waives any claims against the Agent and the other Secured Parties arising by reason of the fact that the price at which the Pledged Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Agent accepts the first offer received and does not offer the Pledged Collateral to more than one offeree, provided that such private sale is conducted in accordance with applicable laws and this Agreement. Each Pledgor hereby agrees that in respect of any sale of any of the Pledged Collateral pursuant to the terms hereof, the Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable laws, or in order to obtain any required approval of the sale or of the purchaser by any governmental authority or official, nor shall the Agent be liable or accountable to any Pledgor for any discount allowed by reason of the fact that such Pledged Collateral is sold in compliance with any such limitation or restriction.

8.     Agent’s Duties.

The powers conferred on the Agent hereunder are solely to protect its interest (on behalf of itself and the Lenders) in the Pledged Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Pledged Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Pledged Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Pledged Collateral.

9.     Additional Pledgors.

It is anticipated that additional persons may from time to time become Subsidiaries of the Borrower or a Guarantor, each of whom will be required to join this Agreement as a Pledgor hereunder to the extent that such new Subsidiary is required to become a Guarantor under the Credit Agreement and owns equity interests in any other Person that is a Restricted Subsidiary. It is acknowledged and agreed that such new Subsidiaries of the Borrower or a Guarantor may become Pledgors hereunder and will be bound hereby simply by executing and delivering to the Agent a Supplemental Guarantee (in the form of Exhibit I to the Credit Agreement) and a Joinder Agreement in the form of Exhibit B to the Security Agreement. No notice of the addition of any Pledgor shall be required to be given to any pre-existing Pledgor, and each Pledgor hereby consents thereto.

10.     No Waiver; Cumulative Remedies.

No failure to exercise, and no delay in exercising, on the part of the Agent, any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any further exercise thereof or the exercise of any other right, power or privilege. No waiver of a single Event of Default shall be deemed a waiver of a subsequent Event of Default. The remedies herein provided are cumulative and not exclusive of any remedies provided under the other Loan Documents or by Law, rule or regulation and the Agent may enforce any one or more remedies hereunder successively or concurrently at its option. Each Pledgor waives any right to require the Agent to proceed against any other Person or to exhaust any of the Pledged Collateral or other security for the Secured Obligations or to pursue any remedy in the Agent’s power.

11.     Waivers.

Each Pledgor hereby waives any and all defenses which any Pledgor may now or hereafter have based on principles of suretyship, impairment of collateral, or the like and each Pledgor hereby waives any defense to or limitation on its obligations under this Agreement arising out of or based on any event or circumstance referred to in the immediately preceding Section hereof. Without limiting the generality of the foregoing and to the fullest extent permitted by applicable law, each Pledgor hereby further waives each of the following:

(i)     All notices, disclosures and demands of any nature which otherwise might be required from time to time to preserve intact any rights against such Pledgor, including the following: any notice of any event or circumstance described in the immediately preceding Section hereof; any notice required by any law, regulation or order now or hereafter in effect in any jurisdiction; any notice of nonpayment, nonperformance, dishonor, or protest under any Loan Document or any of the Secured Obligations; any notice of the incurrence of any Secured Obligation; any notice of any default or any failure on the part of such Pledgor or the Borrower or any other Person to comply with any Loan Document or any of the Secured Obligations or any requirement pertaining to any direct or indirect security for any of the Secured Obligations; and any notice or other information pertaining to the business, operations, condition (financial or otherwise), or prospects of the Borrower or any other Person;

(ii)     Any right to any marshalling of assets, to the filing of any claim against such Pledgor or the Borrower or any other Person in the event of any bankruptcy, insolvency, reorganization, or similar proceeding, or to the exercise against such Pledgor or the Borrower, or any other Person of any other right or remedy under or in connection with any Loan Document or any of the Secured Obligations or any direct or indirect security for any of the Secured Obligations; any requirement of promptness or diligence on the part of the Agent, the Administrative Agent, the Lenders or any other Person; any requirement to exhaust any remedies under or in connection with, or to mitigate the damages resulting from default under, any Loan Document or any of the Secured Obligations or any direct or indirect security for any of the Secured Obligations; any benefit of any statute of limitations; and any requirement of acceptance of this Agreement or any other Loan Document, and any requirement that any Pledgor receive notice of any such acceptance; and

(iii)     Any defense or other right arising by reason of any Law now or hereafter in effect in any jurisdiction pertaining to election of remedies (including anti-deficiency laws, “one action” laws, or the like), or by reason of any election of remedies or other action or inaction by the Agent, the Administrative Agent or the Lenders (including commencement or completion of any judicial proceeding or nonjudicial sale or other action in respect of collateral security for any of the Secured Obligations), which results in denial or impairment of the right of the Agent, the Administrative Agent or the Lenders to seek a deficiency against the Borrower or any other Person or which otherwise discharges or impairs any of the Secured Obligations.

12.     Assignment.

All rights of the Agent under this Agreement shall inure to the benefit of its successors and assigns. All obligations of each Pledgor shall bind its successors and assigns; provided, however, that no Pledgor may assign or transfer any of its rights and obligations hereunder or any interest herein, and any such purported assignment or transfer shall be null and void.

13.     Severability.

Any provision (or portion thereof) of this Agreement which shall be held invalid or unenforceable shall be ineffective without invalidating the remaining provisions hereof (or portions thereof).

14.     Governing Law.

This Agreement and the rights and obligations of the parties under this Agreement shall be governed by, and construed and interpreted in accordance with, the Law of the State of New York, except to the extent the Law of the State of New York provides for perfection of the security interests or the remedies hereunder in respect of any Pledged Collateral are to be governed by the law of a jurisdiction other than the State of New York.

15.     Notices.

All notices, requests, demands, directions and other communications (collectively, “notices”) given to or made upon any party hereto under the provisions of this Agreement shall be given or made as set forth in Section 9.02 of the Credit Agreement, and the Pledgors (in their capacity as Pledgors and in their capacity as Companies) shall simultaneously send to the Agent any notices such Pledgor or such Company delivers to each other regarding any of the Pledged Collateral.

16.     Specific Performance.

Each Pledgor acknowledges and agrees that, in addition to the other rights of the Agent hereunder and under the other Loan Documents, because the Agent’s remedies at law for failure of any Pledgor to comply with the provisions hereof relating to the Agent’s rights (i) to inspect the books and records related to the Pledged Collateral, (ii) to receive the various notifications any Pledgor is required to deliver hereunder, (iii) to obtain copies of agreements and documents as provided herein with respect to the Pledged Collateral, (iv) to enforce the provisions hereof pursuant to which any Pledgor has appointed the Agent its attorney-in-fact, and (v) to enforce the Agent’s remedies hereunder, would be inadequate and that any such failure would not be adequately compensable in damages, such Pledgor agrees that each such provision hereof may be specifically enforced.

17.     Voting Rights in Respect of the Pledged Collateral.

So long as no Event of Default shall occur and be continuing under the Credit Agreement, each Pledgor may exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the other Loan Documents; provided, however, that such Pledgor will not exercise or will refrain from exercising any such voting and other consensual right pertaining to the Pledged Collateral, as the case may be, if such action would have a material adverse effect on the value of any Pledged Collateral. At any time and from time to time, after and during the continuation of an Event of Default, no Pledgor shall be permitted to exercise any of its respective voting and other consensual rights whatsoever pertaining to the Pledged Collateral or any part thereof; provided, however, in addition to the other rights with respect to the Pledged Collateral granted to the Agent, the Administrative Agent and the Lenders for the benefit of itself and the Lenders, hereunder, at any time and from time to time, after and during the continuation of an Event of Default and subject to the Amended and Restated Intercreditor Agreement, any collateral agency agreement and any other intercreditor agreement entered into in connection with Indebtedness permitted under the Credit Agreement, the Agent may exercise any and all voting and other consensual rights of each and every Pledgor pertaining to the Pledged Collateral or any part thereof. The Agent shall endeavor to provide the Borrower with notice at or about the time of the exercise by Agent of the voting or other consensual rights of such Pledgor pertaining to the Pledged Collateral, provided that the failure to provide such notice shall not in any way compromise or adversely affect the exercise of Agent’s rights or remedies hereunder. Without limiting the generality of the foregoing and in addition thereto, Pledgors shall not vote to enable, or take any other action to permit, any Company to: (i) issue any other ownership interests of any nature or to issue any other securities, investment property or other ownership interests convertible into or granting the right to purchase or exchange for any other ownership interests of any nature of any such Company, except as permitted by the Credit Agreement; or (ii) enter into any agreement or undertaking restricting the right or ability of such Pledgor or the Agent to sell, assign or transfer any of the Pledged Collateral without the Agent’s prior written consent, except as permitted by the Credit Agreement.

18.     Consent to Jurisdiction.

Each Pledgor (as a Pledgor and as a Company) hereby irrevocably and unconditionally:

(a)     submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

(b)     consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c)     agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Pledgor at its address referred to in Schedule 9.02 of the Credit Agreement or at such other address of which the Agent shall have been notified pursuant thereto;

(d)     agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e)     waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

19.     Waiver of Jury Trial.

EXCEPT AS PROHIBITED BY LAW, EACH PLEDGOR (AS A PLEDGOR AND AS A COMPANY), EACH OF THE COMPANIES AND THE AGENT, ON BEHALF OF ITSELF, THE ADMINISTRATIVE AGENT AND THE LENDERS, HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY A JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER DOCUMENTS OR TRANSACTIONS RELATING THERETO.

20.     Entire Agreement; Amendments.

(a)     This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements relating to a grant of a security interest in the Pledged Collateral by any Pledgor to the Agent.

(b)     Except as expressly provided in (i) Section 9.01 of the Credit Agreement, (ii) Section 9 with respect to additional Pledgors, (iii) Section 21 with respect to the release of Pledgors and Companies, (iv) Section 10.03 of the Credit Agreement and (v) Section 8.01 of the Security Agreement, this Agreement may not be amended or supplemented except by a writing signed by the Agent and the Pledgors.

21.     Automatic Release of Related Collateral and Equity.

At any time after the initial execution and delivery of this Agreement to the Agent, the Pledgors and their respective Pledged Collateral and the Companies and K. Hovnanian JV Holdings, L.L.C. may be released from this Agreement in accordance with and pursuant to Section 10.03 of the Credit Agreement. No notice of such release of any Pledgor or such Pledgor’s Pledged Collateral shall be required to be given to any other Pledgor and each Pledgor hereby consents thereto.

22.     Counterparts; Telecopy Signatures.

This Agreement may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same instrument. Each Pledgor acknowledges and agrees that a telecopy or electronic (i.e., “e-mail” or “portable document folio” (“pdf”)) transmission to the Agent of the signature pages hereof purporting to be signed on behalf of any Pledgor shall constitute effective and binding execution and delivery hereof by such Pledgor.

23.     Construction.

The rules of construction contained in Section 1.02 of the Credit Agreement apply to this Agreement.

24.     Waiver of Restrictions.

Each Pledgor agrees that any restriction on transfer (if any) of the Pledged Collateral contained in the organizational documents to which such Pledgor is a party, is hereby waived, and further agrees that any such restriction does not apply to the grant of security interest made hereunder or to any transfer of the Pledged Collateral to a Secured Party or any third party in connection with an exercise of remedies hereunder.

25.     Agent Privileges, Powers and Immunities.

In the performance of its obligations, powers and rights hereunder, the Agent shall be entitled to the rights, benefits, privileges, powers and immunities afforded to it as Administrative Agent under the Credit Agreement. The Agent shall take or refrain from taking any discretionary action or exercise any discretionary powers set forth in this Agreement in accordance with, and subject to, the Credit Agreement. Notwithstanding anything to the contrary contained herein and notwithstanding anything contained in Section 9-207 of the New York UCC, the Agent shall have no responsibility for the creation, perfection, priority, sufficiency or protection of any liens securing Secured Obligations (including, but not limited to, no obligation to prepare, record, file, re-record or re-file any financing statement, continuation statement or other instrument in any public office). The permissive rights and authorizations of the Agent hereunder shall not be construed as duties. The Agent shall be entitled to exercise its powers and duties hereunder through designees, specialists, experts or other appointees selected by it in good faith.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Agent

By:     /s/ Jeffery Rose

Name: Jeffery Rose

Title: Vice President

Pledgors:

K. HOVNANIAN ENTERPRISES, INC.

By:     /s/ J. Larry Sorsby

Name: J. Larry Sorsby

Title: Executive Vice President and Chief Financial Officer

HOVNANIAN ENTERPRISES, INC.

By:     /s/ J. Larry Sorsby

Name: J. Larry Sorsby

Title: Executive Vice President and Chief Financial Officer

K. HOV IP, II, INC.

By:     /s/ Michael Discafani

Name: Michael Discafani

Title: Vice President and Secretary

ON BEHALF OF EACH OTHER ENTITY NAMED IN SCHEDULE A HERETO

By:     /s/ J. Larry Sorsby

Name: J. Larry Sorsby

Title: Executive Vice President and Chief Financial Officer

SCHEDULE A – LIST OF ENTITIES

Arbor Trails, LLC

Builder Services NJ, L.L.C.

Builder Services PA, L.L.C.

Eastern National Title Agency, LLC

Eastern Title Agency of Illinois, LLC

EASTERN TITLE AGENCY, INC.

F&W MECHANICAL SERVICES, L.L.C.

Founders Title Agency of Maryland, L.L.C.

FOUNDERS TITLE AGENCY, INC.

Glenrise Grove, L.L.C.

Governor's Abstract Co., Inc.

Hilltop at Cedar Grove Urban Renewal, LLC

Homebuyers Financial Services, L.L.C.

HOVNANIAN DEVELOPMENTS OF FLORIDA, INC.

Hovnanian Land Investment Group of Florida, L.L.C.

Hovnanian Land Investment Group of Maryland, L.L.C.

Hovnanian Land Investment Group, L.L.C.

K Hovnanian Homes at Maxwell Place, L.L.C.

K. Hovnanian Aberdeen, LLC

K. Hovnanian Acquisitions, Inc.

K. Hovnanian Aspire at Bellevue Ranch, LLC

K. Hovnanian at 240 Missouri, LLC

K. Hovnanian at 4S, LLC

K. Hovnanian at Aire on McDowell, LLC

K. Hovnanian at Aliso, LLC

K. Hovnanian at Allentown, L.L.C.

K. Hovnanian at Andalusia, LLC

K. Hovnanian at Asbury Park Urban Renewal, LLC

K. Hovnanian at Ashby Place, LLC

K. Hovnanian at Ashley Pointe LLC

K. HOVNANIAN AT AVENUE ONE, L.L.C.

K. Hovnanian at Bakersfield 463, L.L.C.

K. Hovnanian at Barnegat II, L.L.C.

K. Hovnanian at Beacon Park Area 129 II, LLC

K. Hovnanian at Beacon Park Area 129, LLC

K. Hovnanian at Beacon Park Area 137, LLC

K. Hovnanian at Bella Lago, LLC

K. Hovnanian at Blackstone, LLC

K. Hovnanian at Boca Dunes, LLC

K. Hovnanian at Branchburg II, LLC

K. Hovnanian at Branchburg, L.L.C.

K. Hovnanian at Branchburg-Vollers, LLC

K. Hovnanian at Brenford Station, LLC

K. Hovnanian at Bridgewater I, L.L.C.

K. Hovnanian at Burch Kove, LLC

K. HOVNANIAN AT CAMP HILL, L.L.C.

K. HOVNANIAN AT CAPISTRANO, L.L.C.

K. Hovnanian at Carlsbad, LLC

K. Hovnanian at Catania, LLC

K. Hovnanian at Caton's Reserve, LLC

K. Hovnanian at Cedar Grove III, L.L.C.

K. Hovnanian at Cedar Lane, LLC

K. Hovnanian at Charter Way, LLC

K. Hovnanian at Chesterfield, L.L.C.

K. Hovnanian at Christina Court, LLC

K. Hovnanian at Churchill Farms LLC

K. Hovnanian at Cielo, L.L.C.

K. Hovnanian at Coastline, L.L.C.

K. Hovnanian at Coosaw Point, LLC

K. Hovnanian at Coral Lago, LLC

K. Hovnanian at Cortez Hill, LLC

K. Hovnanian at Crestview, LLC

K. Hovnanian at Deptford Township, L.L.C.

K. Hovnanian at Doylestown, LLC

K. Hovnanian at Dunellen Urban Renewal, LLC

K. Hovnanian at East Brunswick III, LLC

K. Hovnanian at East Brunswick, LLC

K. Hovnanian at East Windsor, LLC

K. Hovnanian at Eden Terrace, L.L.C.

K. Hovnanian at Edgewater II, L.L.C.

K. Hovnanian at Edgewater, L.L.C.

K. Hovnanian at Egg Harbor Township II, L.L.C.

K. Hovnanian at El Dorado Ranch II, L.L.C.

K. Hovnanian at El Dorado Ranch, L.L.C.

K. Hovnanian at Embrey Mill Village, LLC

K. Hovnanian at Estates at Wheatlands, LLC

K. Hovnanian at Estates of Fox Chase, LLC

K. Hovnanian at Fairfield Ridge, LLC

K. Hovnanian at Fiddyment Ranch, LLC

K. Hovnanian at Fifth Avenue, L.L.C.

K. Hovnanian at Florence I, L.L.C.

K. Hovnanian at Florence II, L.L.C.

K. Hovnanian at Forest Meadows, L.L.C.

K. Hovnanian at Fox Path at Hampton Lake, LLC

K. Hovnanian at Franklin II, L.L.C.

K. Hovnanian at Franklin, L.L.C.

K. Hovnanian at Freehold Township III, LLC

K. Hovnanian at Fresno, LLC

K. Hovnanian at Gallery, LLC

K. HOVNANIAN AT GASLAMP SQUARE, L.L.C.

K. Hovnanian at Gilroy 60, LLC

K. Hovnanian at GIlroy, LLC

K. Hovnanian at Great Notch, L.L.C.

K. Hovnanian at Hackettstown II, L.L.C.

K. Hovnanian at Hampton Cove, LLC

K. Hovnanian at Hampton Lake, LLC

K. Hovnanian at Hanover Estates, LLC

K. Hovnanian at Hershey's Mill, Inc.

K. Hovnanian at Hidden Brook, LLC

K. Hovnanian at Hillsborough, LLC

K. Hovnanian at Hilltop Reserve II, LLC

K. Hovnanian at Hilltop Reserve, LLC

K. Hovnanian at Howell Fort Plains, LLC

K. Hovnanian at Howell II, LLC

K. Hovnanian at Howell, LLC

K. HOVNANIAN AT HUDSON POINTE, L.L.C.

K. Hovnanian at Huntfield, LLC

K. Hovnanian at Indian Wells, LLC

K. Hovnanian at Island Lake, LLC

K. Hovnanian at Jackson I, L.L.C.

K. Hovnanian at Jackson, L.L.C.

K. Hovnanian at Jaeger Ranch, LLC

K. Hovnanian at Jersey City IV, L.L.C.

K. Hovnanian at Keyport, L.L.C.

K. Hovnanian at La Laguna, L.L.C.

K. Hovnanian at Lake Burden, LLC

K. Hovnanian at Lake Florence, LLC

K. Hovnanian at Lake LeClare, LLC

K. Hovnanian at Lake Rancho Viejo, LLC

K. Hovnanian at Lake Ridge Estates, LLC

K. Hovnanian at Lee Square, L.L.C.

K. Hovnanian at Lenah Woods, LLC

K. Hovnanian at Liberty Hill Farm, LLC

K. Hovnanian at Lily Orchard, LLC

K. Hovnanian at Link Farm, LLC

K. Hovnanian at Little Egg Harbor Township II, L.L.C.

K. Hovnanian at Lower Macungie Township I, L.L.C.

K. Hovnanian at Lower Macungie Township II, L.L.C.

K. Hovnanian at Lower Makefield Township I, L.L.C.

K. Hovnanian at Lower Moreland II, L.L.C.

K. Hovnanian at Luna Vista, LLC

K. Hovnanian at Magnolia Place, LLC

K. Hovnanian at Mahwah VI, Inc.

K. Hovnanian at Main Street Square, LLC

K. Hovnanian at Malan Park, L.L.C.

K. Hovnanian at Manalapan Crossing, LLC

K. HOVNANIAN AT MANALAPAN II, L.L.C.

K. Hovnanian at Manalapan III, L.L.C.

K. Hovnanian at Manalapan V, LLC

K. Hovnanian at Manalapan VI, LLC

K. Hovnanian at Mansfield II, L.L.C.

K. Hovnanian at Manteca, LLC

K. Hovnanian at Maple Avenue, L.L.C.

K. Hovnanian at Marlboro Township IX, L.L.C.

K. Hovnanian at Marlboro Township V, L.L.C.

K. Hovnanian at Marlboro VI, L.L.C.

K. Hovnanian at Meadowridge Villas, LLC

K. Hovnanian at Melanie Meadows, LLC

K. Hovnanian at Mendham Township, L.L.C.

K. Hovnanian at Middle Township II, L.L.C.

K. Hovnanian at Middletown III, LLC

K. Hovnanian at Middletown, LLC

K. Hovnanian at Millville I, L.L.C.

K. Hovnanian at Millville II, L.L.C.

K. Hovnanian at Monroe IV, L.L.C.

K. Hovnanian at Monroe NJ II, LLC

K. Hovnanian at Monroe NJ III, LLC

K. Hovnanian at Monroe NJ, L.L.C.

K. Hovnanian at Montana Vista Dobbins, LLC

K. Hovnanian at Montana Vista, LLC

K. Hovnanian at Montgomery, LLC

K. Hovnanian at Montvale II, LLC

K. Hovnanian at Montvale, L.L.C.

K. Hovnanian at Morris Twp, LLC

K. Hovnanian at Muirfield, LLC

K. Hovnanian at North Bergen. L.L.C.

K. HOVNANIAN AT NORTH BRUNSWICK VI, L.L.C.

K. Hovnanian at North Caldwell II, L.L.C.

K. Hovnanian at North Caldwell III, L.L.C.

K. Hovnanian at North Caldwell IV, L.L.C.

K. Hovnanian at North Wildwood, L.L.C.

K. Hovnanian at Northampton, L.L.C.

K. Hovnanian at Northfield, L.L.C.

K. Hovnanian at Northridge Estates, LLC

K. Hovnanian at Norton Lake LLC

K. Hovnanian at Nottingham Meadows, LLC

K. Hovnanian at Oak Pointe, LLC

K. Hovnanian at Oakland, LLC

K. Hovnanian at Ocean Township, Inc

K. Hovnanian at Ocean View Beach Club, LLC

K. Hovnanian at Oceanport, L.L.C.

K. Hovnanian at Old Bridge II, LLC

K. Hovnanian at Old Bridge, L.L.C.

K. Hovnanian at Palm Valley, L.L.C.

K. Hovnanian at Park Paseo, LLC

K. Hovnanian at Parkside, LLC

K. Hovnanian at Parsippany, L.L.C.

K. Hovnanian at Pavilion Park, LLC

K. Hovnanian at Piazza D'Oro, L.L.C.

K. Hovnanian at Piazza Serena, L.L.C

K. Hovnanian at Pickett Reserve, LLC

K. Hovnanian at Plantation Lakes, L.L.C.

K. Hovnanian at Pointe 16, LLC

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL V, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VIII, L.L.C.

K. Hovnanian at Positano, LLC

K. Hovnanian at Prado, L.L.C.

K. Hovnanian at Prairie Pointe, LLC

K. Hovnanian at Quail Creek, L.L.C.

K. Hovnanian at Rancho Cabrillo, LLC

K. HOVNANIAN AT RAPHO, L.L.C

K. Hovnanian at Redtail, LLC

K. Hovnanian at Reserves at Wheatlands, LLC

K. Hovnanian at Residence at Discovery Square, LLC

K. Hovnanian at Retreat at Millstone, LLC

K. Hovnanian at Ridgemont, L.L.C.

K. Hovnanian at Rock Ledge, LLC

K. Hovnanian at Roderuck, L.L.C.

K. HOVNANIAN AT ROSEMARY LANTANA, L.L.C.

K. Hovnanian at Sage, L.L.C.

K. Hovnanian at Sagebrook, LLC

K. Hovnanian at Santa Nella, LLC

K. Hovnanian at Sawmill, Inc.

K. Hovnanian at Seabrook, LLC

K. Hovnanian at Seasons Landing, LLC

K. Hovnanian at Sheldon Grove, LLC

K. Hovnanian at Shrewsbury, LLC

K. Hovnanian at Sienna Hills, LLC

K. Hovnanian at Sierra Vista, LLC

K. Hovnanian at Signal Hill, LLC

K. Hovnanian at Silver Spring, L.L.C.

K. Hovnanian at Silverstone G, LLC

K. Hovnanian at Silverstone, LLC

K. Hovnanian at Skye Isle, LLC

K. Hovnanian at Skye on McDowell, LLC

K. Hovnanian at Smithville, Inc.

K. Hovnanian at Somerset, LLC

K. Hovnanian at South Brunswick II, LLC

K. Hovnanian at South Brunswick III, LLC

K. Hovnanian at South Brunswick IV, LLC

K. Hovnanian at Spring Isle, LLC

K. Hovnanian at Stanton, LLC

K. Hovnanian at Station Square, L.L.C.

K. Hovnanian at Summerlake, LLC

K. Hovnanian at Sunridge Park, LLC

K. Hovnanian at Sunrise Trail II, LLC

K. Hovnanian at Sunrise Trail III, LLC

K. Hovnanian at Terra Bella Two, LLC

K. Hovnanian at The Commons at Richmond Hill, LLC

K. Hovnanian at The Meadows 9, LLC

K. Hovnanian at The Monarch, L.L.C.

K. Hovnanian at The Promenade at Beaver Creek, LLC

K. Hovnanian at Thompson Ranch, LLC

K. Hovnanian at Trafford Place, LLC

K. Hovnanian at Trail Ridge, LLC

K. Hovnanian at Tramore LLC

K. Hovnanian at Upper Providence, LLC

K. Hovnanian at Upper Uwchlan II, L.L.C.

K. Hovnanian at Upper Uwchlan, L.L.C.

K. Hovnanian at Valle Del Sol, LLC

K. Hovnanian at Ventana Lakes, LLC

K. Hovnanian at Verona Estates, LLC

K. HOVNANIAN AT VERONA URBAN RENEWAL, L.L.C.

K. Hovnanian at Verrado Cascina, LLC

K. Hovnanian at Verrado Marketside, LLC

K. Hovnanian at Victorville, L.L.C.

K. Hovnanian at Village Center, LLC

K. Hovnanian at Villages at Country View, LLC

K. Hovnanian at Villago, LLC

K. Hovnanian at Vineyard Heights, LLC

K. Hovnanian at Vista Del Sol, L.L.C.

K. Hovnanian at Waldwick, LLC

K. Hovnanian at Walkers Grove, LLC

K. Hovnanian at Wall Donato, LLC

K. Hovnanian at Wall Quail Ridge, LLC

K. Hovnanian at Warren Township II, LLC

K. Hovnanian at Warren Township, L.L.C.

K. Hovnanian at Waterstone, LLC

K. Hovnanian at West View Estates, L.L.C.

K. Hovnanian at Westbrook, LLC

K. Hovnanian at Westshore, LLC

K. Hovnanian at Wheeler Ranch, LLC

K. Hovnanian at Wheeler Woods, LLC

K. Hovnanian at Whitemarsh, LLC

K. Hovnanian at Wildwood Bayside, L.L.C.

K. Hovnanian at Woodcreek West, LLC

K. Hovnanian at Woolwich I, L.L.C.

K. Hovnanian Belden Pointe, LLC

K. Hovnanian Belmont Reserve, LLC

K. Hovnanian Cambridge Homes, L.L.C.

K. Hovnanian Central Acquisitions, L.L.C.

K. Hovnanian Classics, L.L.C.

K. Hovnanian Communities, Inc.

K. Hovnanian Companies of California, Inc.

K. HOVNANIAN COMPANIES OF MARYLAND, INC.

K. HOVNANIAN COMPANIES OF NEW YORK, INC.

K. Hovnanian Companies of Pennsylvania, Inc.

K. Hovnanian Companies of Southern California, Inc.

K. Hovnanian Companies, LLC

K. Hovnanian Construction II, Inc

K. Hovnanian Construction III, Inc

K. Hovnanian Construction Management, Inc.

K. Hovnanian Contractors of Ohio, LLC

K. Hovnanian Cornerstone Farms, LLC

K. Hovnanian CraftBuilt Homes of South Carolina, L.L.C.

K. Hovnanian Cypress Key, LLC

K. HOVNANIAN DEVELOPMENTS OF ARIZONA, INC.

K. Hovnanian Developments of California, Inc.

K. HOVNANIAN Developments OF D.C., INC.

K. HOVNANIAN DEVELOPMENTS OF DELAWARE, INC.

K. Hovnanian Developments of Georgia, Inc.

K. Hovnanian Developments of Illinois, Inc.

K. HOVNANIAN DEVELOPMENTS OF MARYLAND, INC.

K. Hovnanian Developments of Minnesota, Inc.

K. Hovnanian Developments of New Jersey, Inc.

K. Hovnanian Developments of New York, Inc.

K. Hovnanian Developments of North Carolina, Inc.

K. Hovnanian Developments of Ohio, Inc.

K. Hovnanian Developments of Pennsylvania, Inc.

K. Hovnanian Developments of South Carolina, Inc.

K. Hovnanian Developments of Texas, Inc.

K. Hovnanian Developments of Virginia, Inc.

K. Hovnanian Developments of West Virginia, Inc.

K. Hovnanian DFW Auburn Farms, LLC

K. Hovnanian DFW Belmont, LLC

K. Hovnanian DFW Bluff Creek, LLC

K. Hovnanian DFW Creekside Estates II, LLC

K. Hovnanian DFW Creekside Estates, LLC

K. Hovnanian DFW Encore of Las Colinas II, LLC

K. Hovnanian DFW Encore of Las Colinas, LLC

K. Hovnanian DFW Harmon Farms, LLC

K. Hovnanian DFW Heritage Crossing, LLC

K. Hovnanian DFW Homestead, LLC

K. Hovnanian DFW Inspiration, LLC

K. Hovnanian DFW Lexington, LLC

K. Hovnanian DFW Liberty Crossing II, LLC

K. Hovnanian DFW Liberty Crossing, LLC

K. Hovnanian DFW Liberty, LLC

K. Hovnanian DFW Light Farms II, LLC

K. Hovnanian DFW Light Farms, LLC

K. Hovnanian DFW Midtown Park, LLC

K. Hovnanian DFW Palisades, LLC

K. Hovnanian DFW Parkside, LLC

K. Hovnanian DFW Ridgeview, LLC

K. Hovnanian DFW Sanford Park, LLC

K. Hovnanian DFW Seventeen Lakes, LLC

K. Hovnanian DFW The Parks at Rosehill, LLC

K. Hovnanian DFW Trailwood II, LLC

K. Hovnanian DFW Trailwood, LLC

K. Hovnanian DFW Villas at Mustang Park, LLC

K. Hovnanian DFW Wellington, LLC

K. Hovnanian DFW Wildridge, LLC

K. Hovnanian Eastern Pennsylvania, L.L.C.

K. Hovnanian Edgebrook, LLC

K. Hovnanian Estates at Regency, L.L.C.

K. Hovnanian Estates at Wekiva, LLC

K. Hovnanian Falls Pointe, LLC

K. HOVNANIAN FIRST HOMES, L.L.C.

K. Hovnanian Florida Old GC, LLC

K. Hovnanian Florida Realty, L.L.C.

K. Hovnanian Forest Valley, LLC

K. Hovnanian Four Seasons at Chestnut Ridge, LLC

K. Hovnanian Grand Cypress, LLC

K. Hovnanian Grandefield, LLC

K. HOVNANIAN GREAT WESTERN BUILDING COMPANY, LLC

K. HOVNANIAN GREAT WESTERN HOMES, LLC

K. Hovnanian Hamptons at Oak Creek II, L.L.C.

K. Hovnanian Hidden Hollow, LLC

K. Hovnanian Highland Ridge, LLC

K. Hovnanian Holdings NJ, L.L.C.

K. Hovnanian Homes - DFW, L.L.C.

K. Hovnanian Homes at Brook Manor, LLC

K. Hovnanian Homes at Burke Junction, LLC

K. Hovnanian Homes at Camp Springs, L.L.C.

K. Hovnanian Homes at Creekside, LLC

K. Hovnanian Homes at Greenway Farm Park Towns, L.L.C.

K. Hovnanian Homes at Greenway Farm, L.L.C.

K. Hovnanian Homes at Jones Station 1, L.L.C.

K. Hovnanian Homes at Leigh Mill, LLC

K. Hovnanian Homes at Pender Oaks, LLC

K. Hovnanian Homes at Reedy Creek, LLC

K. Hovnanian Homes at Russett, L.L.C.

K. Hovnanian Homes at Salt Creek Landing, LLC

K. Hovnanian Homes at Shell Hall, LLC

K. Hovnanian Homes at Shenandoah Springs, LLC

K. Hovnanian Homes at St. James Place, LLC

K. Hovnanian Homes at The Abby, LLC

K. Hovnanian Homes at the Highlands, LLC

K. Hovnanian Homes at The Paddocks, LLC

K. Hovnanian Homes at Thompson's Grant, LLC

K. Hovnanian Homes at Willowsford Grant II, LLC

K. Hovnanian Homes at Willowsford Grant, LLC

K. Hovnanian Homes at Willowsford Greens, LLC

K. Hovnanian Homes Northern California, Inc.

K. Hovnanian Homes of D.C., L.L.C.

K. HOVNANIAN HOMES OF DELAWARE, L.L.C.

K. Hovnanian Homes of Georgia, L.L.C.

K. Hovnanian Homes of Longacre Village, L.L.C.

K. Hovnanian Homes of Maryland, L.L.C.

K. Hovnanian Homes of Minnesota at Arbor Creek, LLC

K. Hovnanian Homes of Minnesota at Autumn Meadows, LLC

K. Hovnanian Homes of Minnesota at Brynwood, LLC

K. Hovnanian Homes of Minnesota at Cedar Hollow, LLC

K. Hovnanian Homes of Minnesota at Founder's Ridge, LLC

K. Hovnanian Homes of Minnesota at Harpers Street Woods, LLC

K. Hovnanian Homes of Minnesota at Oaks of Oxbow, LLC

K. Hovnanian Homes of Minnesota at Regent's Point, LLC

K. Hovnanian Homes of Minnesota, L.L.C.

K. HOVNANIAN HOMES OF NORTH CAROLINA, INC.

K. HOVNANIAN HOMES OF PENNSYLVANIA, L.L.C.

K. Hovnanian Homes of South Carolina, LLC

K. Hovnanian Homes of Virginia, Inc.

K. HOVNANIAN HOMES OF WEST VIRGINIA, L.L.C.

K. Hovnanian Houston Bayou Oaks at West Orem, LLC

K. Hovnanian Houston Cambridge Heights, LLC

K. Hovnanian Houston City Heights, LLC

K. Hovnanian Houston Creek Bend, LLC

K. Hovnanian Houston Dry Creek Village, LLC

K. Hovnanian Houston Katy Pointe, LLC

K. Hovnanian Houston Property I, LLC

K. Hovnanian Houston Property II, LLC

K. Hovnanian Houston River Farms, LLC

K. Hovnanian Houston Sunset Ranch, LLC

K. Hovnanian Houston Terra Del Sol, LLC

K. Hovnanian Houston Thunder Bay Subdivision, LLC

K. Hovnanian Houston Tranquility Lake Estates, LLC

K. Hovnanian Houston Woodshore, LLC

K. Hovnanian Indian Trails, LLC

K. Hovnanian LaDue Reserve, LLC

K. Hovnanian Lakes of Green, LLC

K. Hovnanian Landings 40s, LLC

K. Hovnanian Legacy at Via Bella, LLC

K. Hovnanian Liberty on Bluff Creek, LLC

K. Hovnanian Magnolia at Westside, LLC

K. Hovnanian Manalapan Acquisition, LLC

K. Hovnanian Meadow View at Mountain House, LLC

K. Hovnanian Monarch Grove, LLC

K. Hovnanian North Central Acquisitions, L.L.C.

K. Hovnanian North Jersey Acquisitions, L.L.C.

K. Hovnanian Northeast Services, L.L.C.

K. Hovnanian Northpointe 40s, LLC

K. Hovnanian Norton Place, LLC

K. Hovnanian of Houston II, L.L.C.

K. Hovnanian of Ohio, LLC

K. Hovnanian Ohio Realty, L.L.C.

K. Hovnanian PA Real Estate, Inc.

K. Hovnanian Pennsylvania Acquisitions, L.L.C.

K. Hovnanian Port Imperial Urban Renewal, Inc.

K. HOVNANIAN PRESERVE AT TURTLE CREEK LLC

K. Hovnanian Properties of Red Bank, LLC

K. Hovnanian Reynolds Ranch, LLC

K. Hovnanian Rivendale, LLC

K. Hovnanian Riverside, LLC

K. Hovnanian Schady Reserve, LLC

K. Hovnanian Sherwood at Regency, LLC

K. Hovnanian Shore Acquisitions, L.L.C.

K. Hovnanian Sola Vista, LLC

K. Hovnanian South Fork, LLC

K. Hovnanian South Jersey Acquisitions, L.L.C.

K. Hovnanian Southern New Jersey, L.L.C.

K. Hovnanian Sterling Ranch, LLC

K. Hovnanian Summit Holdings, L.L.C.

K. Hovnanian Summit Homes of Pennsylvania, L.L.C.

K. Hovnanian Summit Homes of West Virginia, L.L.C.

K. Hovnanian Summit Homes, L.L.C.

K. Hovnanian T&C Homes at Florida, L.L.C.

K. Hovnanian T&C Homes at Illinois, L.L.C.

K. Hovnanian Timbres at Elm Creek, LLC

K. Hovnanian Union Park, LLC

K. Hovnanian Venture I, L.L.C.

K. Hovnanian Village Glen, LLC

K. Hovnanian Waterbury, LLC

K. Hovnanian White Road, LLC

K. Hovnanian Winding Bay Preserve, LLC

K. HOVNANIAN WINDWARD HOMES, LLC

K. Hovnanian Woodland Pointe, LLC

K. Hovnanian Woodridge Place, LLC

K. Hovnanian's Aspire at Union Village, LLC

K. HOVNANIAN'S FOUR SEASONS AT BAKERSFIELD, L.L.C.

K. Hovnanian's Four Seasons at Baymont Farms L.L.C.

K. Hovnanian's Four Seasons at Beaumont, LLC

K. Hovnanian's Four Seasons at Belle Terre, LLC

K. Hovnanian's Four Seasons at Briargate, LLC

K. Hovnanian's Four Seasons at Hemet, LLC

K. Hovnanian's Four Seasons at Kent Island Condominiums, L.L.C.

K. Hovnanian's Four Seasons at Kent Island, L.L.C.

K. Hovnanian's Four Seasons at Los Banos, LLC

K. Hovnanian's Four Seasons at Moreno Valley, L.L.C.

K. Hovnanian's Four Seasons at New Kent Vineyards, L.L.C.

K. Hovnanian's Four Seasons at Palm Springs, LLC

K. Hovnanian's Four Seasons at Rush Creek II, LLC

K. Hovnanian's Four Seasons at Rush Creek, L.L.C.

K. Hovnanian's Four Seasons at Silver Maple Farm, L.L.C.

K. Hovnanian's Four Seasons at St. Margarets Landing, L.L.C.

K. Hovnanian's Four Seasons at The Manor II, LLC

K. Hovnanian's Four Seasons at The Manor, LLC

K. Hovnanian's Parkside at Towngate, L.L.C.

K. Hovnanian's Veranda at RiverPark II, LLC

K. Hovnanian's Veranda at RiverPark, LLC

KHH Shell Hall Loan Acquisition, LLC

KHOV WINDING BAY II, LLC

LANDARAMA, INC.

LAUREL HIGHLANDS, LLC

M & M at Monroe Woods, L.L.C.

M&M at Chesterfield, L.L.C.

M&M AT Crescent Court, L.L.C.

M&M at West Orange, L.L.C.

Matzel & Mumford at Egg Harbor, L.L.C.

MCNJ, Inc.

Midwest Building Products & Contractor Services of Pennsylvania, L.L.C.

Midwest Building Products & Contractor Services of West Virginia, L.L.C.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES, L.L.C.

MM-Beachfront North I, LLC

New Home Realty, LLC

New Land Title Agency, L.L.C.

PARK TITLE COMPANY, LLC

Pine Ayr, LLC

Ridgemore Utility L.L.C.

Route 1 and Route 522, L.L.C.

SEABROOK ACCUMULATION CORPORATION

Shell Hall Club Amenity Acquisition, LLC

Shell Hall Land Acquisition, LLC

STONEBROOK HOMES, INC.

Terrapin Realty, L.L.C.

The Matzel & Mumford Organization, Inc

Washington Homes, Inc.

WTC VENTURES, L.L.C.

K. Hovnanian Lake Griffin Reserve, LLC

K. Hovnanian Osprey Ranch, LLC

K. Hovnanian's Four Seasons at Bella Vista, LLC

K. Hovnanian DFW Villas at The Station, LLC

K. Hovnanian at Rockland Village Green, LLC

SCHEDULE B

Actions to Perfect

1.

With respect to each Pledgor organized under the laws of the state of Arizona as identified on Schedules 1(a) and 1(b) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Pledged Collateral with the Arizona Secretary of State.

2.

With respect to each Pledgor organized under the laws of the state of California as identified on Schedule 1(a) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Pledged Collateral with the California Secretary of State.

3.

With respect to each Pledgor organized under the laws of the state of Delaware as identified on Schedule 1(a) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Pledged Collateral with the Delaware Secretary of State.

4.

With respect to each Pledgor organized under the laws of the District of Columbia as identified on Schedule 1(a) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Pledged Collateral with the District of Columbia Recorder of Deeds.

5.

With respect to each Pledgor organized under the laws of the state of Florida as identified on Schedule 1(b) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Pledged Collateral with the Florida Secured Transaction Registry.

6.

With respect to each Pledgor organized under the laws of the state of Georgia as identified on Schedule 1(b) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Pledged Collateral with the Office of the Clerk of Superior Court of any County of Georgia.

7.

With respect to each Pledgor organized under the laws of the state of Illinois as identified on Schedules 1(a) and 1(b) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Pledged Collateral with the Illinois Secretary of State.

8.

With respect to each Pledgor organized under the laws of the state of Kentucky as identified on Schedule 1(b) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Pledged Collateral with the Kentucky Secretary of State.

9.

With respect to each Pledgor organized under the laws of the state of Maryland as identified on Schedules 1(a) and 1(b) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Pledged Collateral with the Maryland State Department of Assessments and Taxation.

10.

With respect to each Pledgor organized under the laws of the state of Minnesota as identified on Schedules 1(a) and 1(b) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Pledged Collateral with the Minnesota Secretary of State.

11.

With respect to each Pledgor organized under the laws of the state of New Jersey as identified on Schedules 1(a) and 1(b) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Pledged Collateral with the New Jersey Division of Commercial Recording.

12.

With respect to each Pledgor organized under the laws of the state of New York as identified on Schedule 1(a) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Pledged Collateral with the New York Secretary of State.

13.

With respect to each Pledgor organized under the laws of the state of North Carolina as identified on Schedules 1(a) and 1(b) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Pledged Collateral with the North Carolina Secretary of State.

14.

With respect to each Pledgor organized under the laws of the state of Ohio as identified on Schedules 1(a) and 1(b) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Pledged Collateral with the Ohio Secretary of State.

15.

With respect to each Pledgor organized under the laws of the state of Pennsylvania as identified on Schedule 1(b) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Pledged Collateral with the Pennsylvania Secretary of the Commonwealth.

16.

With respect to each Pledgor organized under the laws of the state of South Carolina as identified on Schedule 1(b) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Pledged Collateral with the South Carolina Secretary of State.

17.

With respect to each Pledgor organized under the laws of the state of Texas as identified on Schedule 1(a) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Pledged Collateral with the Texas Secretary of State.

18.

With respect to each Pledgor organized under the laws of the state of Virginia as identified on Schedule 1(b) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Pledged Collateral with the Virginia State Corporation Commission.

19.

With respect to each Pledgor organized under the laws of the state of West Virginia as identified on Schedule 1(b) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Pledged Collateral with the West Virginia Secretary of State.

20.

With respect to the Pledged Collateral constituting certificated securities, delivery of the certificates representing such Pledged Collateral to the Agent in registered form, indorsed in blank, by an effective endorsement or accompanied by undated stock powers with respect thereto duly indorsed in blank by an effective endorsement.